MDC Partners, Inc.

During the fourth quarter of 2006, the Company assessed its reportable operating segments and reclassified one of its operating units, Margeotes Fertitta Powell, LLC (“MFP”), from the Strategic Marketing Services (“SMS”) segment to the Specialized Communication Services (“SCS”) segment. In its Form 10-Q for the period ended March 31, 2007, the Company recast its March 31, 2006 disclosures to conform to the 2007 presentation. Included below is the recasted SMS and SCS segment disclosure information for each of the four quarters of 2005 and for the second, third and fourth quarters of 2006.
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For the Quarter Ended March 31, 2005 (unaudited)

	Strategic Marketing Services (recasted)	Specialized Communication Services (recasted)

Revenue	$37,108	$20,259
Cost of services sold	$19,199	$14,796
Office and general expenses	$11,147	$4,049
Depreciation and amortization	$2,307	$255
Operating Profit	$4,455	$1,159

Minority interests in income of consolidated subsidiaries	$(2,224)	$(584)
Stock-based compensation	$8	$—

For the Quarter Ended June 30, 2005 (unaudited)

	Strategic Marketing Services (recasted)	Specialized Communication Services (recasted)

Revenue	$51,365	$22,831
Cost of services sold	$24,829	$15,330
Office and general expenses	$13,853	$4,165
Depreciation and amortization	$5,160	$249
Operating Profit	$7,523	$3,087

Minority interests in income of consolidated subsidiaries	$(4,500)	$(981)
Stock-based compensation	$8	$—

For the Quarter Ended September 30, 2005 (unaudited)

	Strategic Marketing Services (recasted)	Specialized Communication Services (recasted)

Revenue	$56,559	$23,773
Cost of services sold	$26,371	$16,428
Office and general expenses	$14,663	$3,799
Depreciation and amortization	$5,322	$408
Operating Profit	$10,203	$3,138

Minority interests in income of consolidated subsidiaries	$(5,239)	$(784)
Stock-based compensation	$6	$—

MDC Partners, Inc.

During the fourth quarter of 2006, the Company assessed its reportable operating segments and reclassified one of its operating units, Margeotes Fertitta Powell, LLC (“MFP”), from the Strategic Marketing Services (“SMS”) segment to the Specialized Communication Services (“SCS”) segment. In its Form 10-Q for the period ended March 31, 2007, the Company recast its March 31, 2006 disclosures to conform to the 2007 presentation. Included below is the recasted SMS and SCS segment disclosure information for each of the four quarters of 2005 and for the second, third and fourth quarters of 2006.

For the Quarter Ended December 31, 2005 (unaudited)

	Strategic Marketing Services	Specialized Communication Services

Revenue	$58,911	$25,315
Cost of services sold	$26,916	$16,028
Office and general expenses	$15,147	$5,588
Depreciation and amortization	$5,102	$399
Goodwill impairment	$—	$473
Operating Profit	$11,746	$2,827

Minority interests in income of consolidated subsidiaries	$(6,241)	$(555)
Stock-based compensation	$497	$—

For the Quarter Ended June 30, 2006 (unaudited)

	Strategic Marketing Services (recasted)	Specialized Communication Services (recasted)

Revenue	$55,634	$23,598
Cost of services sold	$29,345	$15,946
Office and general expenses	$16,121	$4,875
Depreciation and amortization	$3,503	$437
Operating Profit	$6,665	$2,340

Minority interests in income of consolidated subsidiaries	$(2,723)	$(703)
Stock-based compensation	$271	$—

For the Quarter Ended September 30, 2006 (unaudited)

	Strategic Marketing Services (recasted)	Specialized Communication Services (recasted)

Revenue	$58,890	$21,298
Cost of services sold	$26,948	$15,055
Office and general expenses	$22,053	$5,103
Depreciation and amortization	$4,945	$449
Operating Profit	$4,944	$691

Minority interests in income of consolidated subsidiaries	$(1,370)	$(421)
Stock-based compensation	$128	$—

MDC Partners Inc.

During the fourth quarter of 2006, the Company assessed its reportable operating segments and reclassified one of its operating units, Margeotes Fertitta Powell, LLC (“MFP”), from the Strategic Marketing Services (“SMS”) segment to the Specialized Communication Services (“SCS”) segment. In its Form 10-Q for the period ended March 31, 2007, the Company recast its March 31, 2006 disclosures to conform to the 2007 presentation. Included below is the recasted SMS and SCS segment disclosure information for each of the four quarters of 2005 and for the second, third and fourth quarters of 2006.

For the Quarter Ended December 31, 2006 (unaudited)

	Strategic Marketing Services	Specialized Communication Services

Revenue	$70,065	$30,102
Cost of services sold	$32,682	$19,462
Office and general expenses	$17,413	$6,084
Depreciation and amortization	$3,859	$593
Goodwill and intangible impairment	$—	$6,306
Operating Profit (Loss)	$16,111	$(2,343)

Minority interests in income of consolidated subsidiaries	$(5,030)	$(1,667)
Stock-based compensation	$391	$1

MDC Partners Inc.

During the fourth quarter of 2006, the Company assessed its reportable operating segments and reclassified one of its operating units, Margeotes Fertitta Powell, LLC (“MFP”), from the Strategic Marketing Services (“SMS”) segment to the Specialized Communication Services segment. In its Form 10-K for the period ended December 31, 2006, the Company recast its prior period disclosures to conform to the 2006 presentation. Included below is the recasted SMS and SCS revenue growth by segment information for the first quarter, the second quarter and the third quarter of 2006.

	Strategic		Specialized
	Marketing		Communication
	Services (SMS)		Services (SCS)
		As		As
For the Quarter ended 3/31/06	Recast	Reported	Recast	Reported

Acquisition Growth	31.6%	29.6%	1.9%	2.2%

Foreign Exchange Growth	0.8%	0.7%	1.9%	2.1%

Organic Growth	20.9%	22.0%	6.2%	1.8%

MDC Partners Inc.

During the fourth quarter of 2006, the Company assessed its reportable operating segments and reclassified one of its operating units, Margeotes Fertitta Powell, LLC (“MFP”), from the Strategic Marketing Services (“SMS”) segment to the Specialized Communication Services segment. In its Form 10-K for the period ended December 31, 2006, the Company recast its prior period disclosures to conform to the 2006 presentation. Included below is the recasted SMS and SCS revenue growth by segment information for the first quarter, the second quarter and the third quarter of 2006.

	Strategic		Specialized
	Marketing		Communication
	Services (SMS)		Services (SCS)
		As		As
For the Quarter ended 6/30/06	Recast	Reported	Recast	Reported

Acquisition Growth	0.0%	0.0%	0.5%	0.5%

Foreign Exchange Growth	1.0%	1.0%	3.9%	4.5%

Organic Growth	7.3%	5.9%	-1.1%	1.4%

MDC Partners Inc.

During the fourth quarter of 2006, the Company assessed its reportable operating segments and reclassified one of its operating units, Margeotes Fertitta Powell, LLC (“MFP”), from the Strategic Marketing Services (“SMS”) segment to the Specialized Communication Services segment. In its Form 10-K for the period ended December 31, 2006, the Company recast its prior period disclosures to conform to the 2006 presentation. Included below is the recasted SMS and SCS revenue growth by segment information for the first quarter, the second quarter and the third quarter of 2006.

	Strategic		Specialized
	Marketing		Communication
	Services (SMS)		Services (SCS)
		As		As
For the Quarter ended 9/30/06	Recast	Reported	Recast	Reported

Acquisition Growth	0.0%	0.0%	2.0%	2.3%

Foreign Exchange Growth	0.6%	0.6%	2.6%	3.0%

Growth due to Accounting Changes	0.9%	0.8%	0.0%	0.0%

Organic Growth	2.7%	1.9%	-15.0%	-15.6%